UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2005
Date of Report (Date of Earliest Event Reported)

HELIX TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6866	04-2423640
(Commission File Number)	(I.R.S. Employer Identification No.)

Mansfield Corporate Center
Nine Hampshire Street
Mansfield, Massachusetts	02048-9171
(Address of Principal Executive Offices)	(Zip Code)

(508) 337-5500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  Financial Statements and Exhibits

On February 16, 2005, Helix Technology Corporation (the "Company"), filed a Current Report on Form 8-K announcing the completion of its acquisition of IGC Polycold System, Inc. ("Polycold"). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file on Form 8-K/A the required financial information, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on February 16, 2005 in order to provide the financial information required by Item 9.01.

(a)  Financial Statements of Business Acquired.

The financial statements, together with the notes thereto, of the business acquired, reflecting the historical results of Polycold, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2004, and unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2004, have been prepared by adjusting those financial statements, as derived and condensed, as applicable, from the Company's consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2004, audited by PricewaterhouseCoopers LLP, to reflect the acquisition of Polycold on February 15, 2005. The unaudited pro forma condensed combined financial statements have been filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)  Exhibits.
10.1

Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems Inc. and Helix Technology Corporation, dated as of December 15, 2004. Filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 20, 2004 and herein incorporated by reference.

23.1	Consent of PricewaterhouseCoopers LLP. (Filed herewith.)
99.1	Press Release dated February 15, 2005. Filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on February 16, 2005 and herein incorporated by reference.
99.2	Financial statements for Polycold for the years ended May 30, 2004, and May 25, 2003, and for the twelve months ended May 30, 2004, and May 25, 2003. (Filed herewith.)
99.3	Unaudited pro forma condensed combined financial statements for the Company as of and for the year ended December 31, 2004. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2005	By: /s/ James Gentilcore

James Gentilcore
President and
Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number	Description of Exhibit

10.1

Stock Purchase Agreement among Intermagnetics General Corporation, IGC Polycold Systems Inc. and Helix Technology Corporation, dated as of December 15, 2004. Filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 20, 2004 and herein incorporated by reference.

23.1	Consent of PricewaterhouseCoopers LLP. (Filed herewith.)
99.1	Press Release dated February 15, 2005. Filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on February 16, 2005 and herein incorporated by reference.
99.2	Financial statements for Polycold for the years ended May 30, 2004 and May 25, 2003, and for the twelve months ended May 30, 2004, and May 25, 2003. (Filed herewith.)
99.3	Unaudited pro forma condensed combined financial statements for the Company as of and for the year ended December 31, 2004. (Filed herewith.)